SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           March 13,  2014
                           Date of Report
                  (Date of Earliest Event Reported)

                    NATURAL RESOURCES CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

                 PLUM RUN ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                      000-55062                    46-3570919
(State or other         (Commission File Number)         (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)
                        36 Dang Tat, District 1
                       Ho Chi Minh City, Vietnam
               (Address of Principal Executive Offices)

                        215 Apolena Avenue
                  Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

                           202-387-5400
                    (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On March 13, 2014, Natural Resources Corporation (formerly Plum Run Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 1,100,000 shares of common stock as follows:

               1,000,000      Perry Holzgraf Esculier

     With the issuance of the 1,000,000 shares of stock and the redemption of 19,900,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On March 13, 2014, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,900,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,990.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop its business with a business combination with M-Power Food Industries Pte Ltd ("M-Power Food") to develop a U.S. trading presence. M-Power Food is a ISO 22000 certified producer and supplier of dairy products company located in Singapore.
M-Power Food was awarded "Singapore SME 1000 company in 2012 and 2013 and received a "Fastest Growing 50" award in 2013 based on financial performance. For the years 2011 to 2013, M-Power Food generated revenue of SGD 153.5 million with a after tax profit of SGD 8.5 million. If the Registrant makes any acquisitions, mergers or business combination with M-Power Food or another company, it will file a Form 8-K reporting such transaction.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On March 13, 2014 James M. Cassidy resigned as the Registrant's president, secretary and director.

    On March 13, 2014, James McKillop resigned as the Registrant's vice president and director.

    On March 13, 2014, Elsa Holzgraf Esculier was named as the director of the Registrant.

    On March 13, 2014, the following person was appointed to the offices of the Registrant as appears next to her name as follows:

       Elsa Holzgraf Esculier        President
                                     Chief Executive Officer

    Elsa Holzgraf Esculier serves as the sole director of the Registrant and its president and Chief Executive Officer. Since 2009, Ms. Esculier has worked for M-Power Development Pte Ltd, Singapore. From 2009 to 2011, she served as Marketing Director and since 2012 has served as Regional Director of Sales (Asia and Middle East). From 2008 to 2009, Ms. Esculier served as Country Manager (Vietnam) for M-Power Development Limited, HCMC & Hanoi-Vietnam. In 2000, Ms. Esculier received a Masters Degree of Business Administration.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             NATURAL RESOURCES CORPORATION


Date: March 14, 2014         Elsa Holzgraf Esculier
                             President